SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2004

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

916 South Burnside Avenue, Gonzales, LA	70737

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated June 16, 2004.

Item 12. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

     On June 16, 2004, Crown Crafts, Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the fourth quarter and fiscal year 2004, both of which ended March 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.
Date: June 16, 2004	/s/ Amy Vidrine Samson
Amy Vidrine Samson
Vice President, Chief Financial Officer Chief Accounting Officer

1

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release dated June 16, 2004

2